Exhibit 10.1

AMENDMENT NO. 1 To

INTELLECTUAL PROPERTY SECURITY Agreement

This Amendment No. 1 to Intellectual Property Security Agreement (this “Amendment”) is made and entered into effective as of October 23, 2017, by and among Enumeral Biomedical Holdings, Inc., a Delaware corporation (the “Company”), Enumeral Biomedical Corp., a Delaware corporation and wholly-owned subsidiary of the Company (the “Subsidiary” and, together with the Company, the “Grantors”), and each of the Subscribers (as defined below) who have executed counterpart signature page(s) hereto.

This Amendment amends that certain Intellectual Property Security Agreement (the “Agreement”), dated as of May 19, 2017, by and among the Grantors, those persons and entities (each, a “Subscriber” and, collectively, the “Subscribers”) named in the Omnibus Signature Pages to the Subscription Agreement, dated as of May 19, 2017 (the “Subscription Agreement”), between the Company and the Subscribers, relating to units consisting of the Company’s 12% Senior Convertible Secured Promissory Notes (the “Notes”) and warrants to purchase shares of the Company’s common stock, and Intuitive Venture Partners, LLC, in its capacity as the Collateral Agent for the Noteholders.

Capitalized terms used but not otherwise defined in this Amendment shall have the meanings ascribed to such terms in the Agreement or, as applicable, the Subscription Agreement or the Notes.

WHEREAS, the Subscribers have made a secured loan to the Company, evidenced by the Notes, and the Notes provide that the Notes are to be secured by all the intellectual property rights of the Grantors; and

WHEREAS, the Agreement sets forth the terms and conditions pursuant to which the Grantors have granted to each Noteholder a security interest in the Collateral (as defined in the Agreement); and

WHEREAS, the Subscribers who have executed this Amendment constitute Majority Holders (as defined in the Agreement); and

WHEREAS, the parties hereto now desire to amend the Agreement to exclude from the definition of Collateral all Intellectual Property and other assets related to (a) the Grantors’ TIM-3 antibody program, including but not limited to provisional patent application number 62/470855 filed on or about March 13, 2017 (collectively, the “TIM-3 Assets”), and (b) the Grantors’ CD39 antibody program (the “CD39 Assets” and, together with the TIM-3 Assets, the “Excluded Assets”), and to terminate the Noteholders’ security interest in the Excluded Assets;

Now, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants, and conditions set forth herein, and pursuant to the terms and conditions of the Agreement, including but not limited to Section 10 thereof, the Grantors and the Majority Holders agree as follows:

1.	The definition of “Collateral” in the Agreement explicitly excludes (a) the TIM-3 Assets and (b) the CD39 Assets. The Noteholders shall no longer have a security interest in the Grantor’s right, title and interest in or to the Intellectual Property of the Excluded Assets, whether now owned or existing or hereafter acquired or arising, regardless of where located. For the avoidance of doubt, the Grantors may freely transfer or otherwise dispose of the Excluded Assets without condition or compensation to the Noteholders.
2.	The text of Schedule 2 to the Agreement is deleted in its entirety, and the text included in Appendix A attached hereto is inserted in lieu thereof (which removes the reference to provisional patent application number 62/470855).

Except as explicitly set forth herein, the terms and conditions of the Agreement remain unchanged and in full force and effect.

This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission or by an e-mail, which contains a portable document format (.pdf) file of an executed signature page, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or e-mail of a .pdf signature page were an original thereof.

[Remainder of Page Intentionally Left Blank]

This Amendment No. 1 to Intellectual Property Security Agreement is hereby executed as of the date first above written.

GRANTORS:

ENUMERAL BIOMEDICAL HOLDINGS, INC.

By:
Name:	Kevin G. Sarney
Title:	Interim President and Chief Executive Officer, Vice President of Finance, Chief Accounting Officer, and Treasurer

ENUMERAL BIOMEDICAL CORP.

By:
Name:	Kevin G. Sarney
Title:	President and Chief Executive Officer, Vice President of Finance, and Treasurer
Subscriber (individual): Print Name Signature	Subscriber (entity): Print Name of Entity By: Name: Title:

All Subscribers: Address

__________________________________

__________________________________

__________________________________

Appendix A

Schedule 2

Enumeral Patents

Subject	Jurisdiction	Application Number	Filing Date	Status	Patent No.
PD-1 Antibodies	US	14/975,769	19 Dec 2015	Pending
PD-1 Antibodies	US	15/152,192	11 May 2016	Pending
PD-1 Antibodies	PCT	PCT/US2015/066954	19 Dec 2015	Pending
PICTURE (cellular response profiling)	PCT	PCT/US2015/066955	19 Dec 2015	Pending
Microarray handling devices	US	15/061,718	4 Mar 2016	Pending
Microarray handling devices	PCT	PCT/US2017/020441	2 Mar 2017	Pending

Enumeral Trademarks

Mark	Jurisdiction	Application Number	Filing Date	Status	Registration Number	Registration Date
ENUMERAL	US	86613661	29 Apr 2015	Registered	4,866,434	8 Dec 2015
THE HUMAN APPROACH	US	86613591	29 Apr 2015	Registered	4,866,427	8 Dec 2015
THE POWER OF HUMAN	US	86613629	29 Apr 2015	Registered	4,866,429	8 Dec 2015
PICTURE	US	86613651	29 Apr 2015	Registered	4,884,761	12 Jan 2016